UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2018

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

MARYLAND	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 7, 2018, Prospect Capital Corporation (the “Company”) announced that it has commenced a tender offer to purchase for cash any and all of the $300,000,000 aggregate principal amount outstanding of the Company’s 5.000% notes due 2019. The tender offer is being made exclusively pursuant to an offer to purchase dated June 7, 2018 and related notice of guaranteed delivery, which set forth the terms and conditions of the tender offer.
Furnished as Exhibit 99.1 and incorporated herein by reference is a copy of the press release announcing the tender offer.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release, dated June 7, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name: M. Grier Eliasek
Title: Chief Operating Officer
Date:  June 7, 2018

Index to Exhibits

Exhibit Number	Description
99.1	Press Release, dated June 7, 2018

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